J.P. MORGAN FUNDS

JPMORGAN TRUST I

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

(All Share Classes)

(collectively, the “Funds”)

Supplement dated January 7, 2026

to the current Summary Prospectuses,

Prospectuses and Statement of Additional Information, as supplemented

As previously announced in a supplement on April 9, 2025, Jeffrey Geller announced his retirement from J.P. Morgan Investment Management Inc. to be effective in late 2026. Effective close of business, February 27, 2026, he will no longer serve as a portfolio manager to the JPMorgan Income Builder Fund. Effective close of business, March 31, 2026, he will no longer serve as a portfolio manager to the JPMorgan Global Allocation Fund. Therefore, as of those effective dates, all references to Mr. Geller will be deleted from the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-PM-GAIB-126